Exhibit 99.1

Honeywell International Inc.
(Unaudited)
(Dollars in millions)

Segment Information for three months ended March 31, 2016 and 2015

	Three Months Ended
	March 31,
	2016	2015
Net Sales
Aerospace	$3,705	$3,607
Home and Building Technologies	2,477	2,093
Performance Materials and Technologies	2,281	2,403
Safety and Productivity Solutions	1,059	1,110
Total	$9,522	$9,213
Segment Profit
Aerospace	$798	$752
Home and Building Technologies	360	324
Performance Materials and Technologies	461	519
Safety and Productivity Solutions	150	176
Corporate	(49)	(50)
Total	$1,720	$1,721

Honeywell International Inc.
(Unaudited)
(Dollars in millions)

	Three Months Ended
	March 31,		%
	2016	2015	Change
Aerospace Sales
Commercial Aviation Original Equipment	$701	$683	3%
Commercial Aviation Aftermarket	1,148	1,082	6%
Defense and Space	1,069	1,075	(1)%
Transportation Systems	787	767	3%
Total Aerospace Sales	3,705	3,607
Home and Building Technologies Sales
Home and Building Products	1,398	1,089	28%
Home and Building Distribution	1,079	1,004	7%
Total Home and Building Technologies Sales	2,477	2,093
Performance Materials and Technologies Sales
UOP	568	914	(38)%
Process Solutions	837	693	21%
Advanced Materials	876	796	10%
Total Performance Materials and Technologies Sales	2,281	2,403
Safety and Productivity Solutions Sales
Safety	508	508	-
Productivity Solutions	551	602	(8)%
Total Safety and Productivity Solutions Sales	1,059	1,110
Net Sales	$9,522	$9,213
2

Honeywell International Inc.
(Unaudited)
(Dollars in millions)

Home and Building Technologies

	Three Months Ended
	March 31,
	2016	2015	% Change
Net sales	$2,477	$2,093	18%
Cost of products and services sold	1,657	1,347
Selling, general and administrative expenses	404	370
Other	56	52
Segment profit	$360	$324	11%

	2016 vs. 2015
	Three Months Ended
	March 31,
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit
Organic growth/ Operational segment profit	8%	17%
Foreign exchange	(3)%	(2)%
Acquisitions and divestitures, net	13%	(4)%
Total % Change	18%	11%

Performance Materials and Technologies

	Three Months Ended
	March 31,
	2016	2015	% Change
Net sales	$2,281	$2,403	(5)%
Cost of products and services sold	1,528	1,620
Selling, general and administrative expenses	255	229
Other	37	35
Segment profit	$461	$519	(11)%
3

Honeywell International Inc.
(Unaudited)
(Dollars in millions)

	2016 vs. 2015
	Three Months Ended
	March 31,
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit
Organic growth/ Operational segment profit	(9)%	(14)%
Foreign exchange	(2)%	(3)%
Acquisitions and divestitures, net	6%	6%
Total % Change	(5)%	(11)%

Safety and Productivity Solutions

	Three Months Ended
	March 31,
	2016	2015	% Change
Net sales	$1,059	$1,110	(5)%
Cost of products and services sold	690	704
Selling, general and administrative expenses	196	210
Other	23	20
Segment profit	$150	$176	(15)%

	2016 vs. 2015
	Three Months Ended
	March 31,
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit
Organic growth/ Operational segment profit	(4)%	(13)%
Foreign exchange	(3)%	(3)%
Acquisitions and divestitures, net	2%	1%
Total % Change	(5)%	(15)%
4

Honeywell International Inc.
(Unaudited)
(Dollars in millions)

Segment Information for the three and six months ended June 30, 2016 and 2015

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2016	2015	2016	2015
Net Sales
Aerospace	$3,779	$3,827	$7,484	$7,434
Home and Building Technologies	2,676	2,280	5,153	4,373
Performance Materials and Technologies	2,434	2,455	4,715	4,858
Safety and Productivity Solutions	1,102	1,213	2,161	2,323
Total	$9,991	$9,775	$19,513	$18,988
Segment Profit
Aerospace	$791	$777	$1,589	$1,529
Home and Building Technologies	412	356	772	680
Performance Materials and Technologies	520	524	981	1,043
Safety and Productivity Solutions	173	196	323	372
Corporate	(49)	(50)	(98)	(100)
Total	$1,847	$1,803	$3,567	$3,524
5

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

	Three Months Ended			Six Months Ended
	June 30,		%	June 30,		%
	2016	2015	Change	2016	2015	Change
Aerospace Sales
Commercial Aviation Original Equipment	$676	$741	(9)%	$1,377	$1,424	(3)%
Commercial Aviation Aftermarket	1,207	1,143	6%	2,355	2,225	6%
Defense and Space	1,096	1,178	(7)%	2,165	2,253	(4)%
Transportation Systems	800	765	5%	1,587	1,532	4%
Total Aerospace Sales	3,779	3,827		7,484	7,434
Home and Building Technologies Sales
Home and Building Products	1,499	1,144	31%	2,897	2,233	30%
Home and Building Distribution	1,177	1,136	4%	2,256	2,140	5%
Total Home and Building Technologies Sales	2,676	2,280		5,153	4,373
Performance Materials and Technologies Sales
UOP	614	745	(18)%	1,182	1,659	(29)%
Process Solutions	886	747	19%	1,723	1,440	20%
Advanced Materials	934	963	(3)%	1,810	1,759	3%
Total Performance Materials and Technologies Sales	2,434	2,455		4,715	4,858
Safety and Productivity Solutions Sales
Safety	524	534	(2)%	1,032	1,042	(1)%
Productivity Solutions	578	679	(15)%	1,129	1,281	(12)%
Total Safety and Productivity Solutions Sales	1,102	1,213		2,161	2,323
Net Sales	$9,991	$9,775		$19,513	$18,988

6

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

Home and Building Technologies

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2016	2015	% Change	2016	2015	% Change
Net sales	$2,676	$2,280	17%	$5,153	$4,373	18%
Cost of products and services sold	1,785	1,498		3,442	2,845
Selling, general and administrative expenses	423	378		827	748
Other	56	48		112	100
Segment profit	$412	$356	16%	$772	$680	14%

	2016 vs. 2015
	Three Months Ended		Six Months Ended
	June 30,		June 30,
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit	Sales	Segment Profit
Organic growth/ Operational segment profit	4%	11%	6%	14%
Foreign exchange	(2)%	(2)%	(2)%	(2)%
Acquisitions and divestitures, net	15%	7%	14%	2%
Total % Change	17%	16%	18%	14%

Performance Materials and Technologies

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2016	2015	% Change	2016	2015	% Change
Net sales	$2,434	$2,455	(1)%	$4,715	$4,858	(3)%
Cost of products and services sold	1,613	1,672		3,141	3,292
Selling, general and administrative expenses	264	227		519	456
Other	37	32		74	67
Segment profit	$520	$524	(1)%	$981	$1,043	(6)%
7

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

	2016 vs. 2015
	Three Months Ended		Six Months Ended
	June 30,		June 30,
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit	Sales	Segment Profit
Organic growth/ Operational segment profit	(5)%	(6)%	(7)%	(10)%
Foreign exchange	(1)%	(1)%	(2)%	(2)%
Acquisitions and divestitures, net	5%	6%	6%	6%
Total % Change	(1)%	(1)%	(3)%	(6)%

Safety and Productivity Solutions

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2016	2015	% Change	2016	2015	% Change
Net sales	$1,102	$1,213	(9%)	$2,161	$2,323	(7%)
Cost of products and services sold	707	780		1,397	1,484
Selling, general and administrative expenses	197	212		393	422
Other	25	25		48	45
Segment profit	$173	$196	(12%)	$323	$372	(13%)

	2016 vs. 2015
	Three Months Ended		Six Months Ended
	June 30,		June 30,
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit	Sales	Segment Profit
Organic growth/ Operational segment profit	(8)%	(9)%	(6)%	(11)%
Foreign exchange	(1)%	(2)%	(2)%	(2)%
Acquisitions and divestitures, net	-	(1)%	1%	-
Total % Change	(9)%	(12)%	(7)%	(13)%
8

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

Segment Information for the three and nine months ended September 30, 2015

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2015	2015
Net Sales
Aerospace	$3,820	$11,254
Home and Building Technologies	2,313	6,686
Performance Materials and Technologies	2,279	7,137
Safety and Productivity Solutions	1,199	3,522
Total	$9,611	$28,599
Segment Profit
Aerospace	$833	$2,362
Home and Building Technologies	408	1,088
Performance Materials and Technologies	474	1,517
Safety and Productivity Solutions	193	565
Corporate	(56)	(156)
Total	$1,852	$5,376
9

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2015	2015
Aerospace Sales
Commercial Aviation Original Equipment	$725	$2,149
Commercial Aviation Aftermarket	1,200	3,425
Defense and Space	1,200	3,453
Transportation Systems	695	2,227
Total Aerospace Sales	3,820	11,254
Home and Building Technologies Sales
Home and Building Products	1,189	3,422
Home and Building Distribution	1,124	3,264
Total Home and Building Technologies Sales	2,313	6,686
Performance Materials and Technologies Sales
UOP	638	2,297
Process Solutions	725	2,165
Advanced Materials	916	2,675
Total Performance Materials and Technologies Sales	2,279	7,137
Safety and Productivity Solutions Sales
Safety	546	1,588
Productivity Solutions	653	1,934
Total Safety and Productivity Solutions Sales	1,199	3,522
Net Sales	$9,611	$28,599
10

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

Home and Building Technologies

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2015	2015
Net sales	$2,313	$6,686
Cost of products and services sold	1,502	4,347
Selling, general and administrative expenses	351	1,099
Other	52	152
Segment profit	$408	$1,088

Performance Materials and Technologies

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2015	2015
Net sales	$2,279	$7,137
Cost of products and services sold	1,547	4,839
Selling, general and administrative expenses	226	682
Other	32	99
Segment profit	$474	$1,517

Safety and Productivity Solutions

	Three Months Ended	Nine Months Ended
	September 30,	September 30,
	2015	2015
Net sales	$1,199	$3,522
Cost of products and services sold	774	2,258
Selling, general and administrative expenses	210	632
Other	22	67
Segment profit	$193	$565
11

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

Segment Information for the years ended December 31, 2015 and 2014

	Years Ended December 31,
	2015	2014
Net Sales
Aerospace	$15,237	$15,598
Home and Building Technologies	9,161	9,485
Performance Materials and Technologies	9,475	10,477
Safety and Productivity Solutions	4,708	4,746
Total	$38,581	$40,306
Segment Profit
Aerospace	$3,218	$2,915
Home and Building Technologies	1,512	1,455
Performance Materials and Technologies	1,990	1,876
Safety and Productivity Solutions	746	686
Corporate	(210)	(236)
Total	$7,256	$6,696
12

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

	Years Ended December 31,
	2015	2014	% Change
Aerospace Sales
Commercial Aviation Original Equipment	$2,905	$2,607	11%
Commercial Aviation Aftermarket	4,656	4,578	2%
Defense and Space	4,715	4,754	(1)%
Transportation Systems	2,961	3,659	(19)%
Total Aerospace Sales	15,237	15,598
Home and Building Technologies Sales
Home and Building Products	4,711	4,868	(3)%
Home and Building Distribution	4,450	4,617	(4)%
Total Home and Building Technologies Sales	9,161	9,485
Performance Materials and Technologies Sales
UOP	2,976	3,195	(7)%
Process Solutions	2,989	3,378	(12)%
Advanced Materials	3,510	3,904	(10)%
Total Performance Materials and Technologies Sales	9,475	10,477
Safety and Productivity Solutions Sales
Safety	2,135	2,339	(9)%
Productivity Solutions	2,573	2,407	7%
Total Safety and Productivity Solutions Sales	4,708	4,746
Net Sales	$38,581	$40,306
13

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

Home and Building Technologies

	2015	2014	% Change
Net sales	$9,161	$9,485	(3)%
Cost of products and services sold	5,961	6,231
Selling, general and administrative expenses	1,488	1,618
Other	200	181
Segment profit	$1,512	$1,455	4%

	2015 vs. 2014
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit
Organic growth/ Operational segment profit	3%	10%
Foreign exchange	(6)%	(6)%
Acquisitions and divestitures, net	-	-
Total % Change	(3)%	4%

Performance Materials and Technologies

	2015	2014	% Change
Net sales	$9,475	$10,477	(10)%
Cost of products and services sold	6,414	7,385
Selling, general and administrative expenses	936	1,082
Other	135	134
Segment profit	$1,990	$1,876	6%

	2015 vs. 2014
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit
Organic growth/ Operational segment profit	(6)%	10%
Foreign exchange	(4)%	(4)%
Acquisitions and divestitures, net	-	-
Total % Change	(10)%	6%
14

Honeywell International Inc.

(Unaudited)

(Dollars in millions)

Safety and Productivity Solutions

	2015	2014	% Change
Net sales	$4,708	$4,746	(1)%
Cost of products and services sold	3,020	3,052
Selling, general and administrative expenses	851	933
Other	91	75
Segment profit	$746	$686	9%

	2015 vs. 2014
Factors Contributing to Year-Over-Year Change	Sales	Segment Profit
Organic growth/ Operational segment profit	2%	11%
Foreign exchange	(5)%	(4)%
Acquisitions and divestitures, net	2%	2%
Total % Change	(1)%	9%
15